CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT 42

to

SPECIAL BUSINESS PROVISIONS

BCA-MS-65530-0019

between

THE BOEING COMPANY

and

SPIRIT AEROSYSTEMS, INC.

THIS AMENDMENT 42 (Amendment) to Special Business Provisions BCA-MS-65530- 0019, dated June 16, 2005, is entered into as of the last dated signature of the Parties to execute this Amendment between Spirit AeroSystems, Inc., a Delaware corporation (Seller), and The Boeing Company, a Delaware corporation (Boeing). Hereinafter, Seller and Boeing may be referred to jointly as Parties hereto.

RECITALS

A.The Parties entered into Special Business Provisions BCA-MS-65530-0019 (SBP) on June 16, 2005 and General Terms Agreement BCA-6520-0032 (GTA) dated June 16, 2005 (collectively, the Agreement)

B.The most recent Amendment to the SBP is Amendment 41, dated March 22, 2025 .

C.All capitalized terms used but not defined in this Amendment have the same meaning as in the Agreement.

D.The Parties wish to amend the SBP as set forth herein.

NOW THEREFORE, in consideration of the mutual covenants set forth herein, the Parties agree as follows:

1.Amendment.

BOEING PROPRIETARY	Page 1

1.1.The list of Amendments of the Agreement is hereby deleted in its entirety and replaced as follows:

Amendments

Number 1 2 3 4 5 6 7 8 9
Description Provisions for addition of second Fatigue Unit

Provisions for COPB5

Revised Payment Terms and Settlement of Claims A10.3.1 Relocation/Subcontract Notification
D&MI Agreement
1.Changed all references of Mid-Western Aircraft Systems Inc. to Spirit AeroSystems Inc.
2.Added additional Section 1.0: definitions
3.Amended SBP 5.5 in its entirety
4.Amended SBP 7.1 in its entirety
5.Added the D&MI One Plan Documents to SBP Attachment 4 table of documents
6.Added SBP Attachment 23

D&MI Advance Payment for S-41 Pre-Amendment 5 D&MI Nonrecurring Work
1.Amended SBP 5.5 in its entirety
2.Amended SBP Attachment 1 in its entirety
3.Amended SBP Attachment 2 in its entirety
4.Amended SBP Attachment 3 in its entirety

Restrictions on Lobbying
1.Added Section 37 to the contract

Pylon Firm Configuration Price Adjustment
1.Amended SBP Attachment 1 in its entirety
2.Amended SBP Attachment 2 in its entirety
3.Amended SBP Attachment 3 in its entirety

D&MI Wing/Pylon Retro Proposal Phase I Advanced Payment
1.Amended SBP 5.5 in its entirety
2.Amended SBP Attachment 1 in its entirety
3.Amended SBP Attachment 2 in its entirety
4.Amended SBP Attachment 3 in its entirety
	Date 09/18/06 10/23/06 03/26/08 03/11/08 06/23/09 07/21/09 09/15/09 11/4/09 11/12/09	Approval K. O’Brien M. Kurimsky T. Pierson M. Kurimsky R. Parks L. McCutchen J. Loomis M. Kurimsky R. Parks M. Kurimsky R. Parks M. Kurimsky Mario Guillen W. Davis Mario Guillen Alex Webb Jeff Loomis / Mike Kurimsky

Amendment A42 to SBP-BCA-MS-65530-0019	BOEING PROPRIETARY	Page 2

Number 10 11 12 13 14 15 16
Description

Quarterly Certified Inventory Reporting Form
1. Amended SBP Attachment 21 in its entirety

D&MI 3Q09 Advance Payment
1.Amended SBP 5.5 in its entirety
2.Amended SBP Attachment 1 in its entirety
3.Amended SBP Attachment 2 in its entirety
4.Amended SBP Attachment 3 in its entirety
5.Amended SBP Attachment 4 in its entirety

D&MI 4Q09 Advance Payment
1.Amended SBP 5.5 in its entirety
2.Amended SBP Attachment 1 in its entirety
3.Amended SBP Attachment 2 in its entirety
4.Amended SBP Attachment 3 in its entirety

D&MI 1Q10 Advance Payment
1.Amended SBP 5.5 in its entirety
2.Amended SBP Attachment 1 in its entirety
3.Amended SBP Attachment 2 in its entirety
4.Amended SBP Attachment 3 in its entirety

D&MI 2Q10 Advance Payment
1.Amended SBP 5.5 in its entirety
2.Amended SBP Attachment 1 in its entirety
3.Amended SBP Attachment 2 in its entirety
4.Amended SBP Attachment 3 in its entirety

D&MI 3Q10 Advance Payment
1.Amended SBP 5.5 in its entirety
2.Amended SBP Attachment 1 in its entirety
3.Amended SBP Attachment 2 in its entirety
4.Amended SBP Attachment 3 in its entirety

D&MI 4Q10 Advance Payment
1.Amended SBP 5.5 in its entirety
2.Amended SBP Attachment 1 in its entirety
3.Amended SBP Attachment 2 in its entirety
4.Amended SBP Attachment 3 in its entirety
	Date 11/20/09 11/13/09 2/11/10 5/26/10 9/30/10 11/12/10 2/28/11	Approval Peter Yi Calleen Green Jeff Loomis / Mike Kurimsky Jeff Loomis / Wade Davis Jeff Loomis / Wade Davis Mario Guillen Wade Davis Mario Guillen Wade Davis Mario Guillen Wade Davis

Amendment A42 to SBP-BCA-MS-65530-0019	BOEING PROPRIETARY	Page 3

Number 17 18 19 20 21 22 (VOID) 22R1
Description

MOA Dated 12-21-10 (Blockpoint 20 Settlement)
1.Amended or added: SBP Table of Contents, Sections 1.0, 3.1.1, 3.2.1, 3.3.1, 3.3.2.2, 3.3.4.3 and 3.3.4.8,
3.3.7, 3.3.7.1, 3.3.7.2, 3.3.7.3, 3.4.2.1, 3.4.5, 4.1.1,
4.1.3, 4.2, 4.3.1, 4.3.1.1, 4.4, 4.7, 4.8, 4.9, 4.10, 5.5,
5.6, 5.7, 5.8, 5.8.1, 5.8.2, 6.1, 6.2, 6.3, 7.1, 7.2, 7.2.1,
7.2.2, 7.2.3, 7.5, 7.5.1, 7.5.2, 7.8, 7.8.1, 7.8.2, 11.2
2.Deleted SBP Sections 3.3.2.3.I, 3.4.2.3, 7.9, 7.10
3.Amended or added SBP Attachments 1, 2, 3, 4, 7, 14,
16, 23, 25, 26, 27, 28
4.Deleted SBP Attachments 13 and 19
5.Throughout SBP, various references to: “SBP Attachment 7 Indentured Parts Price List and Spare Parts Pricing” are revised to “the SPPC”.

D&MI One Plan Update
1.Updated SBP Attachments 1, 3, 23, 25
2.Amended: SBP Section 7.4 per Amendment 3

D&MI One Plan Update
Updated SBP Attachments 1, 2, 3, 16, 23, 25

D&MI One Plan Update
1.Updated SBP Attachments 1, 2, 3, 16, 23, 25, 27

D&MI One Plan Update
1.Amended: SBP Section 8.5
2.Updated SBP Attachments 1, 2, 3, 16, 23, 25, 27, 29

MOA Dated 4-8-14 (2015 Sustaining Pricing Agreement)
1.Amended SBP Section 5.5
2.Updated SBP Attachment 1

MOA Dated 4-8-14 (2015 Sustaining Pricing Agreement)
1.Amended SBP Section 5.5
2.Updated SBP Attachment 1
	Date 5/12/11 8/24/11 7/30/12 6/5/13 6/2/14 11/12/14 12/4/14	Approval R. Parks M. Kurimsky M. Guillen M. Kurimsky A. Mauldin C. Cotner Jeff Loomis C. Cotner C. Francois L. Hampton S. Garcia- Deleone C. Green S. Garcia- Deleone L. Hampton

Amendment A42 to SBP-BCA-MS-65530-0019	BOEING PROPRIETARY	Page 4

Number 23 24 25 26 27 28 29
Description

Annual Price Adjustment thru Line Number [****]
1. Updated SBP Attachments 1, 2, and 27 Boeing Performed Rework and Repair
1. Updated SBP Attachment 16 Table A.1

Annual Price Adjustment thru Line Number [****]
1. Updated SBP Attachments 1, 2, 3, and 27 Boeing Performed Rework and Repair
1.Updated SBP Attachment 16 Table A.1

MOU Dated 8-1-17 (Collective Resolution)
1.Amended SBP Sections 3.2.1, 4.1.3, 4.2, 4.3.1.1, 4.10,
4.12, 5.2.1, 7.2.1, 7.2.2, 7.5.1, 7.8.2, 8.1, 11.2, 12.6,
and 12.8.1
2.Updated SBP Attachments 1, 2, 3, 7, 10, 16, 26, 27,
28, and 30
Annual Shipset Price Adjustment thru Line Number [****]
1.Updated SBP Attachments 1, 2, and 27
Annual Shipset Price Adjustment thru Line Number [****]
1.Updated SBP Attachments 1 and 2 Boeing Performed Rework and Repair
1.Updated SBP Attachment 16 Table A.1

PMI De-Implementation
1.Updated SBP Attachments 1 and 27
2.Added SBP Section 12.8.6 and Attachment 31

Annual Shipset Price Adjustment thru Line Number [****]
1.Updated SBP Section 7.2.1 and SBP Attachments 1
and 2
Boeing Performed Rework and Repair
1.Updated SBP Attachment 16 Section A

MOA Dated 12-21-2018 (Collective Resolution 2.0)
1.Amended SBP Sections 4.1.3, 4.10, 5.5, and 7.5 and
SBP Attachments 1, 7, 18, 27, 30, and 31
2.Added SBP Section 4.12.1 and Attachments 32 and 33 (Concurrently with the MOA, the Parties also executed that certain Settlement and Release Agreement dated 12-21-2018 pertaining to the release and settlement of warranty and various other claims)

787 In-House Composite Tape Slitting Added SBP Section 12.8.7
	Date 8/3/15 12/16/15 9/22/17 12/14/17 8/17/18 1/30/19 5/14/19	Approval J. Loomis L. Hampton J. Loomis L. Hampton J. Will M. Kurimsky R. Satterthwaite L. Hampton H. Langowski L. Hampton T. McGuigan E. Bossler H. Langowski L. Bockover

Amendment A42 to SBP-BCA-MS-65530-0019	BOEING PROPRIETARY	Page 5

Number 30 31 32 33 34 35 36 37 38 39 40 41 42
Description

Annual Shipset Price Adjustment thru Line Number [****]
1.Updated SBP Section 7.2.1 and SBP Attachments 1
and 2

Configuration Control
1.Updated SBP Section 21
2.Added new Section 21.1 [****]

Supply Chain Integration
1.Updated SBP Section 12.8
2.Added new Section 12.8.8 [****]

Payment Terms
1.Updated SBP Section 5.2.1

Annual Shipset Price Adjustment thru Line Number [****]
1.Updated SBP Attachments 1 and 2 Boeing Performed Rework and Repair
1.Updated SBP Attachment 16 Section A

Annual Shipset Price Adjustment thru Line Number [****]
1.Updated SBP Attachments 1 and 2

Industry Assist at Boeing Repair Station(s)
1.Added new Section 8.3.1

Annual Shipset Price Adjustment thru Line Number [****]
1.Updated SBP Attachments 1 and 2

Electronic Access, Communications and Data Exchange Via Telecommunications
1.Updated SBP Section 12.4 “Electronic Access/Terms of Use”

Incorporating Elements of MOA executed October 12,2023.
1.Updated SBP Sections 3.21, 4.3.1, and Attachment 1
2.Added new SBP Section 4.1.1

Boeing Supply Chain Strategy
1.Added new SBP Section 12.8.9 (Boeing Supply Chain Strategy) and subsection 12.8.9.1 (Price Adjustment Methodology for Aggregation Agreements)

Deferral of 1Q and 2Q 2025 Advance Payments to 1Q and 2Q 2026.
1.Updated Section 5.5 Advance Payments
2.Attachment 1 Advance Payments Recovery table

Deferral of 3Q2025 Advance Payment to 1Q2026
1.Updated Section 5.5 Advance Payments
2.Attachment 1 Advance Payments Recovery table
Date 8/12/19 9/25/19 4/15/20 1/19/21 6/30/21 12/22/21 2/9/22 8/24/22 7/10/23 12/21/23 12/19/24 3/22/25 07/21/25
Approval

H. Langowski
R. Grant

H. Langowski
E. Bossler

H. Langowski
R. Grant

H. Langowski
E. Bossler

H. Langowski
R. Grant

H. Langowski
R. Grant

H. Langowski
R. Grant

H. Langowski
R. Grant

E. Charnetskyi
K. Clark

D. Armani
L. Hampton

I. Segovia
W. Wilson

E. Cissell
I. Esteves

I.Segovia
R. Grant

Amendment A42 to SBP-BCA-MS-65530-0019	BOEING PROPRIETARY	Page 6

1.2.Section 5.5 of the SBP “Advance Payments” is hereby amended and restated in its entirety as follows:

5.5    Advance Payments

Notwithstanding the payment due dates for Shipsets specified elsewhere in this SBP, Boeing shall make total advance payments to Spirit for Shipsets in the amount of $[****] (“Advance Payments”). The schedule for Boeing’s Advance Payments shall be as follows: $[****] shall be due on [****]; an additional $[****] shall be due on each of [****], [****], [****] and [****]; an additional $[****] shall be due on each of [****], [****], [****] and [****]; an additional $[****] shall be due on [****]; an additional $[****] shall be due on [****]; an additional $[****] shall be due on [****] and [****]; and an additional $[****] shall be due on [****]. Excepting the [****] payment, Spirit shall invoice Boeing [****] days prior to these dates. These payments are made for the Work Statement set forth in Attachment 1 - “Work Statement and Pricing”. Notwithstanding anything to the contrary contained herein, in the GTA or in any other agreement between Boeing and Spirit, Boeing shall not be entitled to any offset or credit of the Advance Payments for any amounts owed by Spirit to Boeing under this SBP or otherwise.

The Advance Payments shall be applied against payments due by Boeing to Spirit for the first [****] Shipsets such that the Shipset Price, for each of the first [****] Shipsets shall be decreased as follows: $[****] for Shipsets [****]; $[****] for Shipsets [****]; $[****] for Shipsets [****]; $[****] for Shipsets [****]; $[****] for Shipsets [****]; $[****] for Shipsets [****]; $[****] for Shipsets [****]; $[****] for Shipsets [****]; $[****] for Shipsets [****]; $[****] for Shipsets [****]; $[****] for Shipsets [****]; $[****] for Shipsets [****]; $[****] for Shipsets [****]; $[****] for Shipsets [****]; $[****] for Shipsets [****]; $[****] for Shipsets [****]; $[****] for Shipsets [****];$[****] for Shipsets [****]; $[****] for [****]; $[****] for Shipsets [****]; $[****] for Shipsets [****]; $[****] for Shipsets [****]; and $[****] for Shipsets [****].

In the event that Boeing does not take delivery of [****] Shipsets under the terms of this SBP prior to the termination of the Program or this SBP, the remaining balance of the Advance Payments shall be first applied against any outstanding payments then due by Boeing to Spirit in respect of the 787 program. Finally, any remaining balance shall be prorated at an equivalent rate of [****] Shipsets per year, beginning in the month following delivery to Boeing of Spirit’s final production Shipset. Spirit shall make a payment to Boeing on December 15 of each year for the payments due on account of such year until any remaining balance of the Advance Payments has been fully recovered.

Amendment A42 to SBP-BCA-MS-65530-0019	BOEING PROPRIETARY	Page 7

1.3    SBP Attachment 1 is here by amended and restated in its entirety as follows:

SBP ATTACHMENT 1 TO
SPECIAL BUSINESS PROVISIONS

WORK STATEMENT AND PRICING

Amendment A42 to SBP-BCA-MS-65530-0019	BOEING PROPRIETARY	Page 8

As of Amendment 39, Boeing will pay Spirit $[****] via incremental 787 recurring Shipset Price increases effective at LN [****] through LN [****]. The per Shipset Price shall be rate variable and as set forth in Attachment 1, Recurring Shipset Price (All Minor Models). No later than 10 business days after execution of Amendment 39, Boeing will amend any outstanding purchase orders as necessary to reflect the pricing shown in Attachment 1, Recurring Shipset Price (All Minor Models). No later than 15 business days after execution of Amendment 39, the Parties will jointly reconcile pricing for any Products already delivered starting with Line Number [****] through such time as the purchase orders are amended with pricing as shown in Attachment 1, Recurring Shipset Price (All Minor Models). No later than 3 business days after the Parties complete the reconciliation, Boeing will pay to Spirit the reconciliation value via wire transfer.

Within 30 days following the delivery of Line Number [****] from Spirit to Boeing, the Parties will reconcile the adjusted pricing set forth in Attachment 1, Recurring Shipset Price (All Minor Models) against the 787 Shipset pricing as of 787 SBP Amendment 37. In the event the incremental amounts paid to Spirit do not total $[****], the respective Party will pay, via wire transfer, any amount due within 10 business days of completing the reconciliation. For clarity, any Shipset pricing revisions subsequent to Amendment 39 resulting from statement of work revisions/changes will not be applied towards the $[****] incremental Shipset Price increase.

The Parties, at either’s request, agree to meet at a mutually agreeable time, with a mutual goal of concluding negotiations 12 months prior to the delivery of LN [****], to discuss in good faith potential pricing changes, other interests and considerations pertaining to LN [****] and beyond.

Amendment A42 to SBP-BCA-MS-65530-0019	BOEING PROPRIETARY	Page 9

Advanced Payment Recovery (Per Shipset)

Airplane Numbers	Section 41 & NLG	Pylons	Wing Fixed Leading Edge	Wing Movable Leading Edge	Totals
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]

Boeing Amendment 17 Cost Recovery (per Shipset)

	Totals
[****]	[****]
[****]	[****]
[****]	[****]

Annual Price Adjustment Line Number [****] Nonrecurring Allocation
(Reference SBP 7.2.2, SBP Attachment 16 Section C.3.1.2)

	LN [****] Total	Engineering	Tooling
S41	[****]	[****]	[****]
FLE	[****]	[****]	[****]
MLE	[****]	[****]	[****]
Pylon	[****]	[****]	[****]

Non Recurring APAP Adjustments
2019 Annual Price Adjustment through December 2019/Line Number [****] (allocation after Line Number [****])
(Reference SBP 7.2.2, SBP Attachment 16 Section C.3.1.2)

	Total	Engineering	Tooling
S41	[****]	[****]	[****]
FLE	[****]	[****]	[****]
MLE	[****]	[****]	[****]
Pylon	[****]	[****]	[****]

Non Recurring APAP Adjustments
2020 Annual Price Adjustment through December 2020/Line Number [****] (allocation after Line Number [****])
(Reference SBP 7.2.2, SBP Attachment 16 Section C.3.1.2)

	Total	Engineering	Tooling
S41	[****]	[****]	[****]
FLE	[****]	[****]	[****]
MLE	[****]	[****]	[****]
Pylon	[****]	[****]	[****]

Non Recurring APAP Adjustments
2021 Annual Price Adjustment through December 2021/Line Number [****] (allocation after Line Number [****])
(Reference SBP 7.2.2, SBP Attachment 16 Section C.3.1.2)

	Total	Engineering	Tooling
S41	[****]	[****]	[****]
FLE	[****]	[****]	[****]
MLE	[****]	[****]	[****]
Pylon	[****]	[****]	[****]

Amendment A42 to SBP-BCA-MS-65530-0019	BOEING PROPRIETARY	Page 10

Amendment A42 to SBP-BCA-MS-65530-0019	BOEING PROPRIETARY	Page 11

2.Miscellaneous.
2.1Except as expressly set forth herein, all other provisions of the SBP (as amended, modified or supplemented prior to the date hereof) shall remain in full force and effect in accordance with their respective terms.
2.2This Amendment cancels and supersedes all previous agreements between the Parties relating to the content of this Amendment, whether written or oral.
2.3Boeing may periodically consolidate this SBP and all previous amendments into the Agreement for administrative purposes.

3.Governing Law.
This Amendment shall be governed by the internal laws of the State of Washington without reference to any rules governing conflict of laws.

4.Confidentiality.
The terms of this Amendment, together with the information exchanged by the Parties during negotiation hereof, is confidential under the terms of the Agreement. This Amendment contains Proprietary Information and Materials pursuant to the Agreement.

EXECUTED as of the Effective Date by the duly authorized representatives of the Parties.

THE BOEING COMPANY	Spirit AeroSystems, Inc.

/s/ Isabella Segovia	/s/ Ryan Grant
Signature	Signature

Isabella Segovia	Ryan Grant
Printed name	Printed name

Contracts Procurement Agent	Sr. Contracts Specialist I
Title	Title

7/22/2025	7/22/2025
Date	Date

Amendment A42 to SBP-BCA-MS-65530-0019	BOEING PROPRIETARY	Page 12